Exhibit 10.3

[***] indicates that certain confidential information contained in this document, marked by brackets, has been omitted because the information is (i) not material and (ii) would be competitively harmful if disclosed.

Execution Version

FIRST AMENDMENT TO
STAND BY PURCHASE AGREEMENT

This FIRST AMENDMENT TO STAND BY PURCHASE AGREEMENT (this “Amendment”), dated as of February 1, 2019 (the “Amendment Effective Date”), is made by and between WEBBANK, a Utah-chartered industrial bank having its principal location in Salt Lake City, Utah (“Bank”), and PROSPER MARKETPLACE, INC., a Delaware corporation having its principal location in San Francisco, California (“Company”). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Existing Asset Sale Agreement (as defined below).

RECITALS

WHEREAS, reference is made to that certain Stand By Purchase Agreement, dated as of July 1, 2016, by and between Bank and Company (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Stand By Purchase Agreement”); and

WHEREAS, the Parties desire to amend the Existing Stand By Purchase Agreement to provide for certain revised terms.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, conditions and mutual covenants and agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Company mutually agree as follows:

1.            Section 31 of the Existing Stand By Purchase Agreement is amended by deleting the existing text of subsection 31(a) and inserting in lieu thereof the following new text:

“PMI shall provide Bank with cash collateral to secure all PMI’s obligations under the Program Documents, which Bank shall deposit in a deposit account (“Collateral Account”) at Bank. The Collateral Account shall be a deposit account at Bank, segregated from any other deposit account of PMI or Bank, that shall hold only the funds provided by PMI to Bank as collateral. At all times, PMI shall maintain funds in the Collateral Account equal to the Required Balance (as defined below). The Required Balance shall be calculated monthly as of the first day of each calendar month during the Term. In the event the actual balance in the Collateral Account is less than the Required Balance, PMI shall, within [***] following notice of such deficiency, make a payment into the Collateral Account in an amount equal to the difference between the Required Balance and the actual balance in such account. In this Agreement, “Required Balance” means [***].

2.            Miscellaneous.

(a)	Effect of Amendment. Except as expressly amended and/or superseded by this Amendment, the Existing Stand By Purchase Agreement shall remain in full force and effect. This Amendment shall not constitute an amendment or waiver of any provision of the Existing Stand By Purchase Agreement, except as expressly set forth herein. Upon the Amendment Effective Date, or as otherwise set forth herein, the Existing Stand By Purchase Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth, and this Amendment shall henceforth be read, taken and construed as an integral part of the Existing Stand By Purchase Agreement; however, such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Existing Stand By Purchase Agreement. In the event of any inconsistency between this Amendment and the Existing Stand By Purchase Agreement with respect to the matters set forth herein, this Amendment shall take precedence. References in any of the Program Documents or amendments thereto to the Existing Stand By Purchase Agreement shall be deemed to mean the Existing Stand By Purchase Agreement as applicable, as amended by this Amendment.
(b)	Counterparts. This Amendment may be executed and delivered by the Parties in any number of counterparts, and by different parties on separate counterparts, each of which counterpart shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same instrument.
(c)	Governing Law. This Amendment shall be interpreted and construed in accordance with the laws of the State of Utah, without giving effect to the rules, policies, or principles thereof with respect to conflicts of laws.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

WEBBANK

By:
Name:
Title:

[Signature Page to First Amendment to Stand By Purchase Agreement]

PROSPER MARKETPLACE, INC.

By:
Name:
Title:

[Signature Page to First Amendment to Stand By Purchase Agreement]